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                                                                     EXHIBIT 32


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350 and in connection with the Annual Report on Form 10-K of Trover Solutions, Inc. (the "Corporation") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chairman, President and Chief Executive Officer of the Corporation, hereby certifies that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Patrick B. McGinnis
-----------------------------------------
Patrick B. McGinnis
Chairman, President and Chief Executive Officer
March 19, 2004


A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to Trover Solutions, Inc. and will be retained by Trover Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350 and in connection with the Annual Report on Form 10-K of Trover Solutions, Inc. (the "Corporation") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Financial Officer of the Corporation, hereby certifies that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d, as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Douglas R. Sharps
-----------------------------------------
Douglas R. Sharps
Executive Vice President and Chief Financial Officer
March 19, 2004


A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to Trover Solutions, Inc. and will be retained by Trover Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.